TotalConnection2007

SUMTOTAL USER CONFERENCE

SumTotal

Analyst Day SumTotal Management Exhibit 99.1

© 2007 SumTotal Systems, Inc.  • Page 2
Safe Harbor
Information in this presentation and the accompanying meetings contain forward-looking statements and management’s estimations regarding the future performance of the company including, without limitation, financial estimates for the remainder of fiscal year 2007 and beyond, expected growth of the company’s markets, and growth opportunities for the company’s products.  These statements represent the company’s current expectations and beliefs concerning its future results and include statements, among others, regarding the potential size and growth opportunity of the company’s markets, including the international market; the company’s plans and strategy; bookings estimates and recurring revenue growth; and the company’s competitive position and business model, including the performance management market and the transition to a SaaS model.
These statements are not historical facts or guarantees of future performance or events; are based on current expectations, estimates, beliefs, assumptions, goals or objectives; and involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed or implied by these statements.  Readers of this presentation and participants in the accompanying meetings are cautioned not to place undue reliance on any forward-looking statement or statements.  Additional factors that could cause actual results to differ include, but are not limited to (i) failure to close expected transactions for the company’s solutions and products either in the third quarter of fiscal 2007 or thereafter, and the timing of recognizing revenue from such transactions; (ii) failure to accurately estimate future bookings, results and growth, particularly given that the company has not previously provided bookings guidance; (iii) inaccurately estimating the speed, ability, cost or success of the company transitioning its product offerings to SaaS and a recurring revenue model;  (iv) the ability to successfully manage and increase growth outside of the United States, and significant current and expected additional competition throughout the world; (v) the need to continue to expand product distribution and services offerings and the acceptance of such products and offerings, including, but not limited to, SumTotal 7.6; (vi) the company’s ability to grow its business and revenue, and to accurately predict the timing and expense of growing them, especially its SaaS delivery model and its performance management product; (vii) unexpected expenses or the inability to accurately forecast expenses; (viii) the company’s ability to recruit, train and retain key personnel, including management, to support its current business and future growth; (ix) the company’s ability to protect its intellectual property rights and to defend itself against claims that the company has infringed the intellectual property rights of others; (x) the lengthening of the company’s sales cycle, the uncertain timing of sales,  and increased difficulties in negotiating sales contracts on terms favorable to the company; (xi) the level of corporate spending and changes in general economic conditions that affect demand for computer software and services in general, which may disproportionately affect the market for the company’s products; (xii) other market conditions that include risks and uncertainties such as risks associated with financial, economic (including but not limited to currency exchange rates), political, terrorist activity and other uncertainties associated with operating a global business; and (xiii) other events and other important factors disclosed previously and from time to time in the company’s filings with the Securities and Exchange Commission, including the company’s annual report for fiscal year 2006 on Form 10-K filed on March 16, 2007; its quarterly report on Form
10-Q filed on August 7, 2007; its Prospectus Statement filed on Form 424B2 filed on May 21, 2007; and its form 8-Ks.  The forward-looking statements contained in this presentation and discussed in accompanying meetings are made as of the date of the presentation, and the company assumes no obligation to update the information in this presentation or meetings regarding this presentation.

© 2007 SumTotal Systems, Inc.  • Page 3
SumTotal Analyst Day Agenda
1:15 Don Fowler – Welcome
1:30 North America Enterprise – Rick Mongeau
1:45 International Enterprise – Jack Kramer
2:00 LMS Subscriptions – Jon Ciampi
2:15 Performance Management – Sanjay Dholakia
2:30 SUMT Management Q&A

© 2007 SumTotal Systems, Inc.  • Page 4
2007 Business Update
Healthy Business
Revenue Growing over 15% Annually
Non-GAAP Profitable
Generating Cash from Operating Activities
Strong Balance Sheet with over $50 Million in Cash
Strategic Advantage in Talent Management
Largest LMS Vendor with Largest Footprint
Integrated TM Solution Must Have LMS
LMS Is Used Across an Enterprise and Is Difficult to
Displace

Opportunity / Revenue / Value
Partner Leverage
Other Talent Management
Expand Performance Management
Grow LMS Business

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SumTotal

© 2007 SumTotal Systems, Inc.  • Page 5
SumTotal’s Growth Strategy
Time
Grow Core LMS Business
Penetrate installed base with additional
modules/licenses
New customers
International markets
Subscriptions
Expand Performance Management
Cross-sell LMS installed base
New enterprise customers
Leverage Partners
HROs and others
Expand into Other Areas of Talent
Management
Recruiting segment
Acquisitions

In Which Solutions Do You Plan to Make Significant Investments in the Next Three Years?

140
120
40
20
0
50%
37%
34%
32%
30%
30%
25%
24%
23%
21%
15%
10%
Perf Mgmt
Learning Mgmt
Recruiting
Competency Mgmt
Integration of TM solutions
Workforce Analytics
Career Mgmt
Comp/Incentive Mgmt
Portal
New Technologies
Workforce Mgmt/Scheduling

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SumTotal.

© 2007 SumTotal Systems, Inc. • Page 6 Significant Opportunity for SUMT Clear market focus on internal talent Source: Knowledge-Infusion/SHRM Survey, April 2007

© 2007 SumTotal Systems, Inc.  • Page 7
SUMT Status
Growth in Large Perpetual LMS Deals
Expansions
New Customers
International Organizational Development
Transition of Small Perpetual LMS to Subscription
Progress in Performance Management

© 2007 SumTotal Systems, Inc.  • Page 8
LMS Bookings Chart
In millions
$13
$23
$40
$39
$16
$21
$33
$35
$0
$20
$40
$60
$80
$100
$120
$140
Year Ending June
2006
Year Ending June
2007
Support
Subscriptions
Small Perpetual
Large
Perpetual

© 2007 SumTotal Systems, Inc.  • Page 9
How Does This Affect Our Business?
Deal Mix Is Changing
Very Large Deals – Complex, Longer to Install
Revenue Recognition Is Deferred
Small Deals Moving to Subscription
Increases Recurring Revenue
Performance Management
Focused on new enterprise customers and existing
customers

© 2007 SumTotal Systems, Inc.  • Page 10
SumTotal Analyst Day Agenda
1:15 Don Fowler – Welcome
1:30 North America Enterprise – Rick Mongeau
1:45 International Enterprise – Jack Kramer
2:00 LMS Subscriptions – Jon Ciampi
2:15 Performance Management – Sanjay Dholakia
2:30 SUMT Management Q&A

© 2007 SumTotal Systems, Inc. • Page 11 Solution Selling Market Leader with a Global Presence Technology Customer Support and Implementation Why Our Customers Chose SumTotal

© 2007 SumTotal Systems, Inc.  • Page 12
Business Objectives
Enhance Customer Experience
Increase Associate Engagement
Invest in People Development
Enforce Compliance
Improve Financial Performance
Enterprise Sale Example
Large Retailer

© 2007 SumTotal Systems, Inc.  • Page 13
Why SumTotal Won
We learned their business
Trusted advisor
Market presence and retail market experience
Technology
Confidence
Enterprise Sale Example
Large Retailer

© 2007 SumTotal Systems, Inc.  • Page 14
Enterprise Sale Example
Large Pharmaceutical Company
Company Environment
Company with organizational silos both domestically
and internationally
35 training groups in R&D alone
Use of multiple LMS products throughout company
including SumTotal, Thinq, Saba, Plateau, multiple
home-grown systems
With reorganization in 2006, strong momentum to
move to single LMS

© 2007 SumTotal Systems, Inc.  • Page 15
Enterprise Sale Example
Large Pharmaceutical Company
License purchases
Initial license purchase for less than 10,000 users
2001-2005: Added approximately 30,000 users
2006/2007: Upgraded to SumTotal 7 – increased to
100,000 total licenses
Future: Opportunity for additional TM discussion

© 2007 SumTotal Systems, Inc.  • Page 16
Why SumTotal Won
Success of existing implementations
Relationships built with technical personnel, business
personnel and executives
Market presence and pharmaceutical industry
experience
The client can see the Big Pharma domain knowledge within
SumTotal at all levels
They know they are one of six Big Pharma companies using
SumTotal
Product
Our product further solidified our knowledge of the space by offering robust capabilities that met their needs
Enterprise Sale Example
Large Pharmaceutical Company

© 2007 SumTotal Systems, Inc.  • Page 17
SumTotal Analyst Day Agenda
1:15 Don Fowler – Welcome
1:30 North America Enterprise – Rick Mongeau
1:45 International Enterprise – Jack Kramer
2:00 LMS Subscriptions – Jon Ciampi
2:15 Performance Management – Sanjay Dholakia
2:30 SUMT Management Q&A

© 2007 SumTotal Systems, Inc. • Page 18 International International Markets EMEA APAC and Japan Latin America Talent Management Performance Management Learning Management

© 2007 SumTotal Systems, Inc.  • Page 19
International Revenue
International % of
Revenue Total Revenue
2004 $16 million 24%
2005 $19 million 24%
2006 $22 million 20%
2007* $24 million 20%
*First Half 2007 Revenue of $12 Million Annualized

Seattle Mt. View Rochester Columbus Mexico City Gainesville Chicago Hyderabad Tokyo Sydney Beijing Singapore Hong Kong London Paris Frankfurt SumTotal Global Offices & Locations

© 2007 SumTotal Systems, Inc.  • Page 21
Key Investments
Hired New Managing Director for EMEA Sales
Added Country General Managers in Germany,
France, APAC, and Japan
Expanded Partner Network Especially in China
Aligned Services, Marketing, and Sales

© 2007 SumTotal Systems, Inc.  • Page 22
SumTotal Analyst Day Agenda
1:15 Don Fowler – Welcome
1:30 North America Enterprise – Rick Mongeau
1:45 International Enterprise – Jack Kramer
2:00 LMS Subscriptions – Jon Ciampi
2:15 Performance Management – Sanjay Dholakia
2:30 SUMT Management Q&A

© 2007 SumTotal Systems, Inc. • Page 23 LMS Subscriptions Market Adoption in Smaller Enterprise and SMB Markets 2000-5000 employee companies transitioning to On- Demand 100-2000 market growing rapidly

© 2007 SumTotal Systems, Inc.  • Page 24
Small Enterprise Example
Publishing Company with 3500 Users
Looking for robust solution
Initially interested in a perpetual license
Fast implementation time
Solution built on best practices
Deal duration
Competitors
Business needs
Lead source

© 2007 SumTotal Systems, Inc.  • Page 25
SMB Example
Small Community Bank with 300 Users
Interested in full TM solution, but starting with Learning
Management
Quick deployment
Affordability
Ease of use
No Hassle

© 2007 SumTotal Systems, Inc. • Page 26 On-Demand LMS & PM Team Separate division Building inside sales team More than 40 customers Churn is minimal Integrated customer lifecycle

© 2007 SumTotal Systems, Inc.  • Page 27
SumTotal Analyst Day Agenda
1:15 Don Fowler – Welcome
1:30 North America Enterprise – Rick Mongeau
1:45 International Enterprise – Jack Kramer
2:00 LMS Subscriptions – Jon Ciampi
2:15 Performance Management – Sanjay Dholakia
2:30 SUMT Management Q&A

© 2007 SumTotal Systems, Inc.  • Page 28
Early Results Show Progress
In millions
Performance Management Bookings - Trailing 12 Months
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
Jun-06 Sep-06 Dec-06 Mar-07 Jun-07
Bookings - Trailing 12 Months
$1
$2
$4
$5
$6

© 2007 SumTotal Systems, Inc. • Page 29 Performance Management Progress challenges Overcoming perception as an LMS company Training sales team Length of sales cycle

Figure 1. MarketScope for Employee Performance Management Software, 2007

	RATING				
	Strong Negative	Caution	Promising	Positive	Strong Positive
Authoria				x	
Beeline			x		
Cezanne Software				x	
Cornerstone OnDemand				x	
Halogen Software				x	
HRN Management Group			x		
HRsmart			x		
JobPartners			x		
Kenexa				x	
Lawson Software			x		
Learn.com			x		
Meta4			x		
Oracle EBS			x		
Oracle-PeopleSoft			x		
Pilat HR Solutions				x	
Plateau Systems				x	
Saba				x	
Salary.com				x	
SAP			x		
SilkRoad Technology				x	
Softscape				x	
StepStone				x	
SuccessFactors				x	
SumTotal Systems				x	
ViaPeople			x		
Vurv Technology			x		
WisdomNet			x		
Workscape			x		
Workstream			x		

Source: Gartner (May 2007)

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SumTotal.

© 2007 SumTotal Systems, Inc. • Page 30 Anybody’s Game

© 2007 SumTotal Systems, Inc.  • Page 31
Winning with Existing Customers
HRO Partner
Deal Highlights
Displacement of incumbent provider
$1M+ per year
50,000 Users
Why We Won
Best-of-Breed functionality
Business and deployment model flexibility
Single partner

© 2007 SumTotal Systems, Inc.  • Page 32
Winning with New Customers
High Tech Company
Deal Highlights
Won the deal in spite of well-known competitors
$200,000 for Year 1
7,000 Users
Multiple future opportunities for PM and LMS solutions
Why We Won
More intuitive functionality (Drag & Drop patent)
Impressed with our sales process
More comfortable with SUMT and our team

© 2007 SumTotal Systems, Inc.  • Page 33
Going Forward
Enhancing sales and marketing
Training
Branding in PM
Pipeline conversion
Operational Investments
Product innovation
Vertical expertise & solutions
Dashboards

© 2007 SumTotal Systems, Inc.  • Page 34
SumTotal Analyst Day Agenda
1:15 Don Fowler – Welcome
1:30 North America Enterprise – Rick Mongeau
1:45 International Enterprise – Jack Kramer
2:00 LMS Subscriptions – Jon Ciampi
2:15 Performance Management – Sanjay Dholakia
2:30 SUMT Management Q&A

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SUMTOTAL USER CONFERENCE

SumTotal